SUPPLEMENT DATED DECEMBER 24, 2014 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley Global Long/Short Fund A, dated April 30, 2014

(the “Fund”)

Effective December 31, 2014, the Fund’s name is changing from “Morgan Stanley Global Long/Short Fund A” to “AIP Long/Short Fund A.” As a result, the following change will become effective on December 31, 2014. All references in the Fund’s Statement of Additional Information to “Morgan Stanley Global Long/Short Fund A” are hereby replaced with “AIP Long/Short Fund A.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GLSASAISPT12/31/14